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                                                               EXHIBIT 23.6

                                 [LETTERHEAD]


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-12577) of our reports dated February 23, 1996, included in Heartland Wireless Communications, Inc.'s current report on Form 8-K/A-2 dated February 23, 1996 and to all references to our firm included in or made part of this registration statement.

                                       /s/ Arthur Andersen LLP

Phoenix, Arizona,
  December 18, 1996.